UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2012

FIRST SURGICAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52458	51-0383940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

411 First Street

Bellaire, Texas  77401

(Address of principal executive offices) (zip code)

713-665-1111

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 7, 2012, First Surgical Partners Inc. issued a press release announcing the declaration of a special cash dividend to shareholders of $0.025 per share to be paid on February 9, 2012 to all shareholders of record on February 6, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, Dated February 7, 2012

  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SURGICAL PARTNERS INC.

Dated: February 9, 2012	By:	/s/ Anthony F. Rotondo
Name: Anthony F. Rotondo
Title: Chief Executive Officer and President